UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 2, 2002

Date of Report (date of earliest event reported)

SIMPLEX SOLUTIONS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-32487	77-0492528

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

521 Almanor Avenue
Sunnyvale, CA 94085

(Address of principal executive offices)

(408) 617-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.1

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

4.1	Preferred Stock Rights Agreement, dated as of May 2, 2002, between Simplex Solutions, Inc. and LaSalle Bank National Association.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLEX SOLUTIONS, INC.

Date: May 22, 2002	By:	/s/ Penelope Herscher

Penelope A. Herscher Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Preferred Stock Rights Agreement, dated as of May 2, 2002, between Simplex Solutions, Inc. and LaSalle Bank National Association.